SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):                7/26/99

Financial Asset Securitization, Inc.
   (Exact name of registrant as specified in its charter)

         Virginia     0-15483        53-1526174
(State or Other Jurisdiction (Commission      (I.R.S. Employer
   of Incorporation)         File Number)         Identification Number)

 901 East Byrd Street Richmond, Virginia                          23219
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:         (804) 344-7575

Item 5.Other Events

On June 26, 1997, the Registrant caused the issuance and sale of $218,066,950 aggregate initial principal amont of Mortgage Participation Securities, Series 1997-NAMC 2 (the "Securities"), pursuant to the Series 1997-2 NAMC 2 Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement"), dated as of June 1, 1997, by and among the Registrant, North American Mortgage Company, as Master Servicer, and The First
National Bank of Chicago, as Trustee.
The Securities evidence, in the aggregate, the entire beneficial ownership interest in a trust (the "Trust"), which consists primarily of conventional, one to four-family fixed rate, first-lien Mortgage Loans (the "Mortgage Loans") transferred to the Trust by the Pooling and Servicing Agreement. The
Mortgage Loans were purchased by the Registrant in a privately- negotiated transaction with North American Mortgage Company pursuant to a Loan
Sale Agreement (the "Sales Agreement"), dated as of June1, 1997, by and between the Registrant DLJMC the Trustee has caused to be filed with the Commission, the Monthly Report dated July 26, 1999. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates Due July 25, 2027


       A.           Monthly Report Information:
                                 See Exhibit No. 1

       B.           Have any deficiencies occurred?   NONE
                                 Date:
                                 Amount:

       C.           Item 1: Legal Proceedings: NONE

       D.           Item 2: Changes in Securities: NONE

       E.           Item 4: Submission of Matters to a Vote of Certifi-
                                 Certificate Holders:  NONE

       F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

 Exhibit No.

      1Monthly Distribution Report dated                  7/26/99

                                                      Reimbur-
                                              Realizedment of
       Beginning                              Loss of Realized
Class  Balance      Principal    Interest     PrincipaLosses
FXA-1         $0.00        $0.00                $0.00      $0.00
FXA-2  $1,733,625.00NA            NA          NA           $0.00
FXA-3         $0.00        $0.00                $0.00      $0.00
FXA-4  $7,927,337.24$1,150,216.39   1,150,216.  $0.00      $0.00
FXA-5  $4,545,000.00       $0.00                $0.00      $0.00
FXA-6  $6,223,000.00       $0.00                $0.00      $0.00
FXA-7  $1,400,000.00       $0.00                $0.00      $0.00
FXA-8  $3,835,630.44 $345,001.84       345,001  $0.00      $0.00
FXA-9  $7,272,000.00       $0.00                $0.00      $0.00
FXA-10 $9,042,000.00       $0.00                $0.00      $0.00
FXA-11 $2,178,000.00       $0.00                $0.00      $0.00
FXP     $105,618.27      $237.37             2  $0.00      $0.00
FXS    $3,862,533.00NA            NA          NA           $0.00
A-1           $0.00        $0.00                $0.00      $0.00
A-2    $2,880,214.78  $17,491.62        17,491  $0.00      $0.00
A-3    $2,173,000.00       $0.00                $0.00      $0.00
A-4    $1,650,290.00NA            NA          NA           $0.00
A-5    $1,151,836.30   $6,995.14          6,99  $0.00      $0.00
A-6    $7,912,000.00       $0.00                $0.00      $0.00
A-7    $2,283,000.00       $0.00                $0.00      $0.00
A-8    $6,858,000.00       $0.00                $0.00      $0.00
P       $420,758.35      $511.14             5  $0.00      $0.00
S       $638,567.55 NA            NA          NA           $0.00
B-1    $6,967,546.26   $5,593.26          5,59  $0.00      $0.00
B-2    $2,679,824.95   $2,151.25          2,15  $0.00      $0.00
B-3    $1,500,701.80   $1,204.70          1,20  $0.00      $0.00
B-4    $1,007,613.84     $808.87             8  $0.00      $0.00
B-5     $535,964.78      $430.25             4  $0.00      $0.00
B-6     $707,478.97      $567.94             5  $0.00      $0.00
R             $0.00        $0.00                $0.00 NA
RP            $0.00        $0.00                $0.00 NA

                    Interest
                    Short-       Remaining
       Class        Fall         Balance
       FXA-1               $0.00        $0.00
       FXA-2               $0.00 $1,733,625.00
       FXA-3               $0.00        $0.00
       FXA-4               $0.00 $6,777,120.85
       FXA-5               $0.00 $4,545,000.00
       FXA-6               $0.00 $6,223,000.00
       FXA-7               $0.00 $1,400,000.00
       FXA-8               $0.00 $3,490,628.60
       FXA-9               $0.00 $7,272,000.00
       FXA-10              $0.00 $9,042,000.00
       FXA-11              $0.00 $2,178,000.00
       FXP          NA            $105,380.90
       FXS                 $0.00 $3,765,713.14
       A-1                 $0.00        $0.00
       A-2                 $0.00 $2,862,723.16
       A-3                 $0.00 $2,173,000.00
       A-4                 $0.00 $1,650,290.00
       A-5                 $0.00 $1,144,841.16
       A-6                 $0.00 $7,912,000.00
       A-7                 $0.00 $2,283,000.00
       A-8                 $0.00 $6,858,000.00
       P            NA            $420,247.21
       S                   $0.00  $638,065.82
       B-1                 $0.00 $6,961,953.00
       B-2                 $0.00 $2,677,673.70
       B-3                 $0.00 $1,499,497.10
       B-4                 $0.00 $1,006,804.97
       B-5                 $0.00  $535,534.53
       B-6                 $0.00  $706,911.03
       R                   $0.00        $0.00
       RP                  $0.00        $0.00


                                              Reimbur-
                                 Interest     ment of
       Beginning    Principal    Amount       RealizedRemaining
Class  Balance      Distributed  Distributied Losses  Balance
FXA-1        0.00000      0.00000      0.00000 0.00000    0.00000
FXA-2     1000.00000      0.00000      6.66667 0.00000 1000.00000
FXA-3        0.00000      0.00000      0.00000 0.00000    0.00000
FXA-4      481.96360     69.93047      2.97211 0.00000  412.03313
FXA-5     1000.00000      0.00000      6.41667 0.00000 1000.00000
FXA-6     1000.00000      0.00000      6.45833 0.00000 1000.00000
FXA-7     1000.00000      0.00000      6.66666 0.00000 1000.00000
FXA-8      157.70845     14.18534      1.31424 0.00000  143.52312
FXA-9     1000.00000      0.00000      6.04167 0.00000 1000.00000
FXA-10    1000.00000      0.00000      6.04167 0.00000 1000.00000
FXA-11    1000.00000      0.00000      6.04167 0.00000 1000.00000
FXP        520.81042      1.17049      0.00000 0.00000  519.63993
FXS        421.48323      0.00000      2.80989 0.00000  410.91815
A-1          0.00000      0.00000      0.00000 0.00000    0.00000
A-2        397.76478      2.41564      2.40316 0.00000  395.34915
A-3       1000.00000      0.00000      6.45833 0.00000 1000.00000
A-4       1000.00000      0.00000      6.45833 0.00000 1000.00000
A-5         53.38896      0.32423      0.40042 0.00000   53.06472
A-6       1000.00000      0.00000      5.83333 0.00000 1000.00000
A-7       1000.00000      0.00000      5.83333 0.00000 1000.00000
A-8       1000.00000      0.00000      5.83333 0.00000 1000.00000
P          585.93852      0.71180      0.00000 0.00000  585.22672
S          225.07288      0.00000      1.45359 0.00000  224.89604
B-1        983.12039      0.78921      6.45857 0.00000  982.33118
B-2        983.12039      0.78921      6.45858 0.00000  982.33118
B-3        983.12038      0.78921      6.45858 0.00000  982.33117
B-4        983.12038      0.78921      6.45857 0.00000  982.33117
B-5        983.12036      0.78921      6.45857 0.00000  982.33116
B-6        983.12036      0.78922      6.45858 0.00000  982.33114
R            0.00000      0.00000      0.00000 0.00000    0.00000
RP           0.00000      0.00000    158.40000 0.00000    0.00000





                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Financial Asset Securitization, Inc.


                                              By      /s/ Richard Tarnas
                                              Name:   Richard Tarnas
                                              Title:  Vice President,
                                              The First National Bank of Chicago

Dated:  7/31/99